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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): May 16, 2003



                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                   1-15223                    76-0453392
   ----------------          -----------------          --------------------
   (State or Other             (Commission                  (IRS Employer
   Jurisdiction of             File Number)               Identification No.)
    Incorporation)



                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 596-2236


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     The Registrant's Press Release dated May 16, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On May 16, 2003, the Registrant issued a press release to report its financial results for the quarter ended March 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.













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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OPTICARE HEALTH SYSTEMS, INC.
                                       (Registrant)



Date: May 21, 2003                     /s/ William A. Blaskiewicz
                                       --------------------------------------
                                       Name: William A. Blaskiewicz
                                       Title: Vice President and Chief Financial
                                              Officer










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                                  EXHIBIT INDEX
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Exhibit
Number                  Description
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99.1                    The Registrant's Press Release dated May 16, 2003.



















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